EXHIBIT 24


                               Powers of Attorney


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of Common Shares for offering and sale pursuant to the Peoples Bancorp Inc. 2002 Stock Option Plan hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 11th day of April, 2002.


/s/Robert E. Evans                              /s/Robert W. Price
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Robert E. Evans                                 Robert W. Price

/s/George W. Broughton                          /s/Paul T. Theisen
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George W. Broughton                             Paul T. Theisen

/s/ Carl Baker, Jr.                             /s/Thomas C. Vadakin
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Carl Baker, Jr.                                 Thomas C. Vadakin

/s/ Frank L. Christy                            /s/Joseph H. Wesel
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Frank L. Christy                                Joseph H. Wesel

/s/ Wilford D. Dimit                            /s/John W. Conlon
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Wilford D. Dimit                                John W. Conlon

/s/Rex E. Maiden                                /s/Gary L. Kriechbaum
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Rex E. Maiden                                   Gary L. Kriechbaum